Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
October 31, 2025
RIE-NPRT1-1225
1.9900255.104
Common Stocks - 98.7%
	Shares	Value ($)
UNITED STATES - 98.7%
Real Estate - 98.7%
Health Care REITs - 12.7%
Ventas Inc	8,150	601,389
Welltower Inc	6,500	1,176,760
		1,778,149
Industrial REITs - 16.9%
Americold Realty Trust Inc	15,470	199,408
Prologis Inc	11,958	1,483,868
STAG Industrial Inc Class A	12,355	472,826
Terreno Realty Corp	3,737	213,495
		2,369,597
Real Estate Management & Development - 6.7%
CBRE Group Inc Class A (a)	3,259	496,769
Compass Inc Class A (a)	13,870	106,938
CoStar Group Inc (a)	1,160	79,819
Jones Lang LaSalle Inc (a)	551	168,105
Zillow Group Inc Class C (a)	1,177	88,251
		939,882
Residential REITs - 11.9%
American Homes 4 Rent Class A	8,420	266,072
Camden Property Trust	1,776	176,676
Equity Residential	7,234	429,989
Invitation Homes Inc	7,170	201,836
Sun Communities Inc	711	90,013
UDR Inc	14,887	501,543
		1,666,129
Retail REITs - 15.5%
Acadia Realty Trust	3,720	70,940
Curbline Properties Corp	1,818	41,923
FrontView REIT Inc	2,475	32,918
InvenTrust Properties Corp	1,831	50,169
Kimco Realty Corp	31,076	642,031
Macerich Co/The	6,262	107,393
NNN REIT Inc	14,865	601,438
Phillips Edison & Co Inc	3,739	126,528
Regency Centers Corp	2,292	158,033
Tanger Inc	3,266	106,341
Urban Edge Properties	12,108	232,837
		2,170,551
Specialized REITs - 35.0%
American Tower Corp	6,516	1,166,234
CubeSmart	3,531	133,013
Digital Realty Trust Inc	2,785	474,592
Equinix Inc	1,475	1,247,865
Extra Space Storage Inc	650	86,800
Four Corners Property Trust Inc	5,760	136,166
Iron Mountain Inc	5,119	527,001
Lamar Advertising Co Class A	806	95,584
Public Storage Operating Co	2,133	594,168
SBA Communications Corp Class A	1,681	321,878
Weyerhaeuser Co	5,076	116,748
		4,900,049
TOTAL REAL ESTATE		13,824,357

TOTAL COMMON STOCKS (Cost $13,626,327)		13,824,357

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $13,626,327)	13,824,357
NET OTHER ASSETS (LIABILITIES) - 1.3%	183,329
NET ASSETS - 100.0%	14,007,686

Legend

(a)	Non-income producing.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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